As filed  with the  Securities and Exchange Commission on August 29, 1997.
                                                      1933 Act File No. 2-14486
                                                      1940 Act File No. 811-835
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 69
                                       and
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 32

                         BULL & BEAR GOLD INVESTORS LTD.
               (Exact Name of Registrant as Specified in Charter)

                                11 Hanover Square
                            New York, New York 10005
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-212-785-0900

                                   Copies to:

WILLIAM J. MAYNARD                            STUART H. COLEMAN, ESQ.
Bull & Bear Advisers, Inc.                    Stroock & Stroock & Lavan LLP
11 Hanover Square                             180 Maiden Lane
New York, New York 10005-3401                 New York, New York 10038
(Name and Address of
 Agent for Service)


It is proposed that this filing will become effective: SEPTEMBER 1, 1997 PURSUANT TO RULE 485(B).


         Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Notice required by Rule 24f- 2 for the fiscal year ended June 30, 1997 was filed on August 29, 1997.

                         BULL & BEAR GOLD INVESTORS LTD.

                       CONTENTS OF REGISTRATION STATEMENT


         This registration statement consists of the following papers and documents.

         Cover Sheet

         Table of Contents

         Cross Reference Sheets

         Part A - Prospectus

         Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

                         BULL & BEAR GOLD INVESTORS LTD.

                              CROSS REFERENCE SHEET



      Part A. Item No.                       Prospectus Caption

             1                                  Cover Page

             2                                  Expense Table

             3                                  Financial Highlights
                                                Performance Information

             4                                  General

                                                The Fund's Investment Program
                                                Back Cover Page
                                                Risk Factors

             5                                  Investment Manager
                                                Custodian and Transfer Agent

             6                                  Cover Page
                                                General
                                                Investment Manager
                                                Distributions and Taxes
                                                Determination of Net Asset Value
                                                Shareholder Services
                                                Back Cover Page

             7                                  How to Purchase Shares
                                                Shareholder Services
                                                Determination of Net Asset Value
                                                Distribution of Shares
                                                Back Cover Page

             8                                  How to Redeem Shares
                                                Determination of Net Asset Value

             9                                  Not Applicable

                         BULL & BEAR GOLD INVESTORS LTD.

                              CROSS REFERENCE SHEET

    Part B. Item No.                Statement of Additional Information Caption
         10                                Cover Page

         11                                Table of Contents

         12                                Not Applicable

         13                                Investment Restrictions
                                           The Fund's Investment Program
                                           Allocation of Brokerage
                                           Options, Futures and Forward Currency
                                           Contract Strategies
         14                                Officers and Directors

         15                                Officers and Directors
                                           Investment Manager

         16                                Officers and Directors
                                           Investment Manager
                                           Investment Management Agreement
                                           Distribution of Shares
                                           Custodian, Transfer and Dividend
                                           Disbursing Agent
                                           Auditors

         17                                Allocation of Brokerage

         18                                Not Applicable

         19                                Purchase of Shares

         20                                Distributions and Taxes

         21                                Not Applicable

         22                                Performance Information

         23                                Financial Statements

Part C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

     Bull & Bear Gold Investors seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. The Fund invests primarily in gold, platinum and silver bullion and a global portfolio of securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals ("gold mining shares"). Income is a secondary objective. The Fund may hold cash in foreign currencies and may invest in gold, platinum, and silver coins. There is no assurance the Fund will achieve its objectives.

     The Fund's investments may include foreign securities which may be highly volatile and subject to risks relating to adverse political and economic developments abroad, fluctuations in currency exchange rates, and differing characteristics of foreign economies and markets. Investments in gold mining shares and gold, platinum, and silver bullion are considered speculative and subject to substantial price fluctuations and other risks. The Fund may also borrow money from banks from time to time to purchase or carry securities. Such borrowing is speculative and increases both investment opportunity and investment risk. See "Risk Factors."
--------------------------------------------------------------------------------

              NEWSPAPER LISTING. Shares of the Fund are sold at the
              net asset value per share which is shown daily in the
               mutual fund section of newspapers under the "Bull &
                              Bear Group" heading.

--------------------------------------------------------------------------------

     This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference. The Fund's Statement of Additional Information, dated September 1, 1997, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. It is available at no charge by calling toll-free at 1-888-503-FUND (1-888-503-3863). The SEC maintains a Web site
(http://www.sec.gov) that contains the Fund's Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC, as does the Fund. Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by any bank or any affiliate of any bank, and are not Federally insured by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables and example below are designed to help you understand the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. A $2 monthly account fee is charged if your average monthly balance is less than $500, unless you are in the Bull & Bear Automatic Investment Program (see "How to Purchase Shares").

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases............................................NONE
Sales Load Imposed on Reinvested Dividends.................................NONE
Deferred Sales Load..................................................... ..NONE
Redemption Fee within 30 days of purchase..................................1.00%
Redemption Fee after 30 days of purchase...................................NONE
Exchange Fees..............................................................NONE

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees..................................................... ......0.93%
12b-1 Fees.................................................................1.00%
Other Expenses.............................................................0.84%
Total Fund Operating Expenses..............................................2.77%


EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and a redemption at the end of each time period:

          1 year      3 years     5 years     10 years
          ------      -------     -------     --------
           $28          $85        $146         $308

The example set forth above assumes reinvestment of all dividends and other distributions and uses an assumed 5% annual rate of return as required by the SEC. THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The percentages given for annual Fund expenses are based on the Fund's operating expenses and average daily net assets during its fiscal year ended June 30, 1997. Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s ("NASD") rules regarding investment companies. "Other Expenses" includes amounts paid to the Fund's custodian and Transfer Agent and reimbursable to the Investment Manager and the Distributor for certain administrative and shareholder services, and does not include interest expense from the Fund's bank borrowing.

FINANCIAL HIGHLIGHTS are presented below for a share of capital stock outstanding throughout each period. The following information is supplemental to the Fund's financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the June 30, 1997 Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information.



                              YEARS ENDED JUNE 30,


PER SHARE DATA                     1997     1996     1995     1994    1993     1992      1991    1990    1989      1988
--------------                     ----     ----     ----     ----    ----     ----      ----    ----    ----      ----
Net asset value at beginning      $14.02   $13.13  $15.71   $16.98   $11.62   $12.49   $13.36  $13.27   $14.31    $18.76
of period                         ------   ------  ------   ------   ------   ------   ------  ------   ------    ------

 Income from investment operations:
   Net investment income (loss).. (.25)    (.22)     --     (.11)    (.03)    (.10)     .03      .10     .02       .02
   Net realized and unrealized
   gain(loss) on investments..... (4.36)    2.72    (1.13)  (1.05)    5.39     (.72)    (.87)    .12    (1.03)    (3.08)
                                  ------    ----    ------  ------    ----     -----    -----    ---    ------    ------
   Total from investment operations(4.61)    2.50    (1.13)  (1.16)    5.36     (.82)    (.84)    .22    (1.01)    (3.06)
                                  ------    ----    ------  ------    ----     -----    -----    ---    ------    ------
 Less distributions:
   Distributions from net
   investment income               ---      ---       ---    ----      ---     (.05)     (.03)   (.13)    (.03)     ---
   Distributions from net
   realized gains                 (2.27)   (1.61)   (1.45)   (.11)     --       --       --       --      --      (.35)
   Distributions from
   paid-in-capital                  --       --       --      --       --       --       --       --      --    (1.04)(c)
                                   ----     ----     ----    ----     ----     ----     ----     ----    ----   ---------
    Total distributions.......... (2.27)   (1.61)   (1.45)   (.11)     --      (.05)    (.03)   (.13)    (.03)    (1.39)
                                  ------   ------   ------   -----    ----     -----    -----   -----    -----    ------
Net asset value at end of period.  $7.14   $14.02   $13.13  $15.71   $16.98   $11.62   $12.49   $13.36  $13.27    $14.31
                                   =====   ======   ======  ======   ======   ======   ======   ======  ======    ======
TOTAL RETURN.....................(37.81%)  21.01%  (8.01)%  (6.92)%  46.13%   (6.57)%  (6.23)%  1.51%   (7.04)%  (16.77)%
------------                     ========  ======  =======  =======  ======   =======  =======  =====   =======  ========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of
period (000's omitted).........  $15,217   $27,489 $29,007  $36,603  $47,489  $24,939  $33,133 $40,301  $37,791  $47,732
                                  =======  ======= =======  =======  =======  =======  ======= =======  =======  =======
Ratio of expenses to average
net asssets(a).................    2.77%    2.93%   2.82%    2.54%    3.01%    2.96%    2.59%   2.62%    2.46%    2.33%
                                   =====    =====   =====    =====    =====    =====    =====   =====    =====    =====


                                        7






Ratio of net investment income
(loss) to average net assets(b).. (1.89)%  (1.49)%  0.12%   (.65)%   (.27)%   (.61)%    .34%     .65%    .17%      .10%
                                  =======  =======  =====   ======   ======   ======    ====     ====    ====      ====
Portfolio turnover rate..........   37%      61%     158%    129%     156%      97%      95%     65%      60%      52%
                                    ===      ===     ====    ====     ====      ===      ===     ===      ===      ===
Average commission per share..... $0.0180  $0.0202
                                  =======  =======

(a) Ratio prior to reimbursement by the Investment Manager was 2.52% in 1987, 2.44% in 1988, and 2.70% in 1989. (b) Ratio prior to reimbursement by the Investment Manager was (.27%) in 1987, (.01%) in 1988 and (.07%) in 1989. (c)
The distribution represents amounts required to be distributed to avoid imposition of excise taxes on realized capital gains.

Information relating to outstanding debt during the fiscal periods shown below:


                               Amount of Debt          Average Amount of       Average Number of      Average Amount of
    Fiscal Year Ended        Outstanding at End        Debt Outstanding       Shares Outstanding       Debt Per Share
         June 30                 of Period             During the Period       During the Period      During the Period
          1997                   $1,276,840                $471,972                2,086,047                $0.23
          1996                       0                      501,113                2,115,363                0.24
          1995                       0                      464,223                2,446,903                0.19
          1994                       0                      232,392                2,820,198                0.08
          1993                       0                       76,436                2,296,254                0.03
          1992                       0                      104,041                2,398,765                0.04

                                TABLE OF CONTENTS

Expense Tables................. 2  Distributions and Taxes...........15
Financial Highlights........... 2  Determination of Net Asset Value..16
General........................ 3  Investment Manager................17
The Fund's Investment Program.. 3  Distribution of Shares............17
Risk Factors................... 5  Performance Information...........18
How to Purchase Shares......... 9  Capital Stock.....................18
Shareholder Services...........10  Custodian and Transfer Agent......19
How to Redeem Shares...........14



                                     GENERAL

PURPOSE OF THE FUND. The Fund is designed for investors seeking long term capital appreciation through holdings of gold, platinum and silver bullion, a global portfolio of gold mining shares, and other investments considered to be inflation hedges.

PORTFOLIO MANAGEMENT. Investment decisions for the Fund have since September 1, 1997 been made by the Investment Policy Committee of Bull & Bear Advisers, Inc. ("Investment Manager").

ADDING THE FUND TO YOUR PORTFOLIO. Although investing in bullion, gold mining shares and foreign securities may involve special considerations and additional investment risks (see "Risk Factors"), the Investment Manager believes that investments in bullion and gold mining shares may offer greater capital appreciation potential during inflationary and politically unstable periods. Additionally, since the market action of gold mining shares has tended to move independently of or against the market trends of other sectors of the economy, adding an investment in the Fund to your portfolio may increase your overall return and may reduce overall fluctuations in portfolio value. You should not, however, consider a purchase of Fund shares to be a complete investment program. There is no assurance that the Fund will achieve its objectives.

                          THE FUND'S INVESTMENT PROGRAM

    In seeking to achieve its primary investment objective of long term capital appreciation, the Fund will concentrate its investments in gold mining shares and gold, platinum, and silver bullion. This means at least 25% will, and up to 100% of its assets may, be so invested. Generally, at least 65% of the Fund's total assets will be invested in equity securities (including common stocks, convertible securities and warrants) of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals, gold, platinum and silver bullion and gold coins. Currently, the Fund limits bullion investments to less than 25% of its total assets.

    The Fund may invest up to 35% of its total assets in securities of companies that own or develop natural resources and other basic commodities, in securities of selected growth companies, and securities issued by the U.S. Government, its agencies or instrumentalities. Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities, which historically have been produced and marketed profitably during periods of rising inflation. Selected growth companies in which the Fund may invest typically have earnings or tangible assets which are expected to grow faster than the rate of inflation over time. The Investment Manager believes that such investments can also offer excellent opportunities to provide hedges against inflation. Pending investment or for temporary defensive purposes, the Fund may commit all or a portion of its assets to cash (U.S. dollars and/or foreign currencies) or invest in money market instruments of U.S. and foreign issuers, including repurchase agreements.

OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACTS. The Fund may purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or to attempt to enhance return by, for example, participating in an anticipated price increase of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund's portfolio or to attempt to enhance return. The Fund may write (sell) covered put and call options on securities in which it is authorized to invest. The Fund may purchase and write covered straddles, purchase and write put and call options on stock and bond indexes, and take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or that it intends to purchase. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts, and may purchase put and call options and write covered put and call options on such futures contracts.

    The Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for contemplated or completed transactions. The Fund might also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund has no specific limitation on the percentage of assets it may commit to foreign currency exchange contracts, except that it will not attempt to enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the Fund's ability to meet redemption requests.

FIXED INCOME SECURITIES. When seeking to achieve its secondary objective of income, the Fund will normally invest in investment grade fixed income securities. Investment grade securities are those rated in the top four categories by a nationally recognized statistical rating organization such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. Moody's considers securities in the fourth highest category to have speculative characteristics. Such securities may include long, intermediate and short maturities, depending on the Investment Manager's evaluation of market patterns and trends. The Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. The Fund may also invest without limit in unrated securities if such securities offer, in the Investment Manager's opinion, the opportunity for a high overall return by reason of their yield, discount at purchase, or potential for capital appreciation without undue risk. Securities rated below investment grade and many unrated securities may be considered predominantly speculative and subject to greater market fluctuations and risks of loss of income and principal than higher rated fixed income securities. The market value of fixed income securities usually is affected by changes in the level of interest rates. An increase in interest rates tends to reduce the market value of such investments, and a decline in interest rates tends to increase their value. In addition, fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater fluctuations in price than obligations with shorter maturities. Fluctuations in the market value of fixed income securities subsequent to their acquisition do not affect cash income from such securities but are reflected in the Fund's net asset value.

LENDING. Pursuant to an arrangement with its custodian, the Fund may lend portfolio securities or other assets to other parties limited to one third of the Fund's total assets. If the Fund engages in lending transactions, it will enter into agree ments that require that the loans be continuously secured by cash, securities issued or guaranteed by the U.S.

Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be of good standing. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

OTHER INFORMATION. The Fund is "non-diversified," as defined in the Investment Company Act of 1940 ("1940 Act"), but intends to continue to qualify as a regulated investment company for Federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of one issuer (including a foreign government), but only if at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings is less than 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were "diversified," as defined in the 1940 Act, the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return. The Fund may invest (i) up to 15% of its net assets in illiquid securities, including repurchase agreements with a maturity of more than seven days and (ii) up to 10% of its total assets in restricted securities.

    In addition to the Fund's fundamental investment objectives and concentration policy, the Fund has adopted certain investment restrictions set forth in the Statement of Additional Information that are fundamental and may not be changed without shareholder approval. The Fund's other investment policies are not fundamental and may be changed by the Board of Directors without shareholder approval. For the fiscal years ended June 30, 1997 and 1996, the Fund's portfolio turnover rate was 37% and 61%, respectively. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short term capital gains and taxes (see "Distributions and Taxes" below).

                                  RISK FACTORS

    Because of the following considerations, Fund shares should be considered speculative and are not a complete investment program. Risks in the Fund's investment policies include:

1. PRICE FLUCTUATIONS IN BULLION. The value of the Fund's investments may be affected by changes in the price of gold, platinum, and silver. Gold, platinum, and silver have been subject to substantial price fluctuations over short periods of time. The prices have been influenced by industrial and commercial demand, investment and speculation, and monetary and fiscal policies of central banks and governmental and international agencies. Price fluctuations in bullion have also caused large price fluctuations in securities in which the Fund may invest.

2. CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. Currently, there are only six major producers of gold: the Republic of South Africa ("South Africa"), the United States, Australia, the Commonwealth of Independent States (the "CIS," formerly the Union of Soviet Socialist Republics), Canada, and China. As South Africa, the CIS and China are three major producers of gold and platinum, changes in political, social and economic conditions affecting these countries pose certain risks to the Fund's investments. The social upheaval and related economic difficulties in South Africa, the CIS and China may, from time to time, influence the price of gold and platinum and the share values of mining companies involved in South Africa, the CIS, China and elsewhere. For example, South Africa depends significantly on gold sales for the foreign exchange necessary to finance its imports. Accordingly, investors should understand the special considerations and risks related to such an investment emphasis, and its potential effect on the Fund's per share value. National economic and political developments could affect South Africa's policy regarding gold sales and in turn the price of gold and the share values of mining companies involved in South Africa.

3. CONCENTRATION. As a matter of fundamental investment policy, the Fund concentrates its investments in (i) securities of companies primarily involved, directly or indirectly in, or that derive a portion of their gross revenues, directly or indirectly from, the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, or other natural resources and (ii) gold, silver and platinum bullion. Such concentration subjects the Fund's shares to greater risk than a fund whose portfolio is not so concentrated in that the Fund's shares will be affected by economic, political, legislative and regulatory developments impacting the companies or bullion in which it may invest. As a result of such concentration, the Fund may experience increased problems of liquidity and the value of Fund shares may fluctuate more than if it invested in a greater number of industries.

4. PRIVATE PLACEMENTS. The Fund may invest in securities that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in the secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

5. SMALL CAPITALIZATION COMPANIES. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. As a result, investment in these securities involves greater risks and may be considered speculative. For example, such companies may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a small management group. In addition, the securities of such companies may trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than securities of large companies. The Fund's positions in securities of such companies may be substantial in relation to the market of such securities. Accordingly, it may be difficult for the Fund to dispose of securities of these companies at prevailing market prices. Full development of these companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit. The securities of small or thinly capitalized companies may also be more sensitive to market changes than the securities of large companies. Such companies may not be well known to the investing public and may not have institutional ownership. Such companies may also be more vulnerable than larger companies to adverse business or economic developments.

6. BORROWING. The Fund may borrow money from banks (including its custodian bank) to purchase and carry securities and will pay interest thereon. Such borrowing is referred to as leverage, is speculative, and increases both investment opportunity and investment risk. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the Fund's income will be correspondingly higher. If the investment income fails to cover the Fund's costs, including interest on borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The 1940 Act requires the Fund to maintain asset coverage of at least 300% (including the amount borrowed) for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowing within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowing the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Fund would not otherwise incur, and it may therefore have little or no investment income during periods of substantial borrowings.

7. TAX OR CURRENCY LAWS. Changes in tax or currency laws of the United States or foreign countries, such as imposition of withholding taxes or other taxes or of exchange controls on foreign currencies, may inhibit or increase the cost of the Fund's pursuit of its investment program.

8. UNPREDICTABLE INTERNATIONAL MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. Under unusual international monetary or political conditions, the Fund's assets might be less liquid and the change in value of its assets more volatile than would be the case with other investments. In particular, because the price of gold and platinum may be affected by unpredictable international monetary policies and economic conditions there may be greater likelihood of a more dramatic impact upon the market prices of securities of companies mining, processing or dealing in gold and other precious metals than would occur in other industries.

9. FOREIGN SECURITIES, MARKETS AND CURRENCIES. All or a portion of the Fund's assets may be invested in foreign securities. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward contracts on foreign currencies involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in currency exchange rates; restrictions on foreign investment and repatriation of capital; costs of converting foreign currency into U.S. dollars; greater price volatility and trading illiquidity; less public information on issuers of securities; non-negotiable brokerage commissions; difficulty in enforcing legal rights outside of the United States; lack of uniform accounting, auditing, and financial reporting standards; the possible imposition of foreign taxes, exchange controls (which may include suspension of the ability to transfer currency from a given country), and currency restrictions; and the possible greater political, economic, and social instability of developing as well as developed countries, including nationalization, expropriation of assets, and war. Furthermore, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. These risks are often heightened when the Fund's investments are concentrated in a small number of countries. In addition, because transactional and custodial expenses for foreign securities are generally higher than for domestic securities, the Fund's expense ratio can be expected to be higher than for investment companies investing exclusively in domestic securities.

    The Fund may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Certain emerging markets countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

    The Fund may purchase securities on U.S. and foreign stock exchanges or in the over-the-counter market. Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets, volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on some foreign stock exchanges are higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. If the Fund invests in countries in which settlement of transactions is subject to delay, the Fund's ability to purchase and sell portfolio securities at the time it desires may be hampered. Delays in settlement practices in foreign countries may also affect the Fund's liquidity, making it more difficult to meet redemption requests, or require the Fund to maintain a greater portion of its assets in money market instruments in order to meet such requests. Some of the securities in which the Fund invests may not be widely traded, and the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemption requests.

    Since investment in foreign securities usually involves foreign currencies and since the Fund may temporarily hold cash in bank deposits in foreign currencies in order to facilitate portfolio transactions, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the U.S. dollar decreases relative to a foreign currency in which a Fund investment is denominated or which is temporarily held by the Fund to facilitate portfolio transactions, the value of such Fund assets and the Fund's net asset value per share will increase, all else being equal. Conversely, an increase in the value of the U.S. dollar relative to such a foreign currency will result in a decline in the value of such Fund assets and its net asset value per share. The Fund may incur additional costs in connection with conversions of currencies and securities into U.S. dollars. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis, or through entering into forward contracts. The Fund generally will not enter into a forward contract with a term of greater than one year.

    Because investments in foreign currencies, bullion and coins do not yield income, the Fund may not achieve its secondary objective during periods when it holds significant positions in such investments. The Fund purchases or sells gold, platinum, and silver bullion primarily of standard weight at the best available prices in the New York bullion market (see "Determination of Net Asset Value"). The Investment Manager retains discretion, however, to purchase or sell bullion in other markets, including foreign markets, if better prices can be obtained.

    When purchasing foreign securities, the Fund will ordinarily purchase securities which are traded in the U.S. or purchase American Depository Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. However, the Fund may purchase foreign securities directly in foreign markets so long as in management's judgment an established public trading market exists (that is, there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund).

10. OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACTS. Strategies with options, financial futures, and forward cur rency contracts may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of these strategies. There can be no assurance that any strategy used will be successful. The loss from investing in futures transactions is potentially unlimited. Options and futures may fail as hedging techniques in cases where price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Gains and losses on investments in options and futures depend on the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In addition, the Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist and there is no assurance that a liquid secondary market for hedging instruments will always exist. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences. The percentage of the Fund's assets set aside to cover its obligations under options, futures, or forward currency contracts could impede effective portfolio management or the ability to meet redemption or other current obligations.

11. LACK OF INCOME ON GOLD, SILVER, AND PLATINUM INVESTMENTS. Investments in gold, silver and platinum bullion do not generate income and will subject the Fund to taxes and insurance, shipping and storage costs. The sole source of return to the Fund from such investments would be gains realized on sales, and a negative return would be realized if such investments are sold at a loss.

                             HOW TO PURCHASE SHARES

    The Fund's shares are sold on a continuing basis at the net asset value per share next determined after receipt and acceptance of the order by Investor Service Center or its agent (see "Determination of Net Asset Value"). The minimum initial investment is $1,000 for regular and Uniform Gifts/Transfers to Minors Act custody accounts, and $500 for Bull & Bear retirement plans, which include Individual Retirement Accounts ("IRAs"), SEP-IRAs, rollover IRAs, profit sharing and money purchase plans, and 403(b) plan accounts. The minimum subsequent investment is $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program (see "Additional Investments" below). The Fund in its discretion may waive or lower the investment minimums.

INITIAL INVESTMENT. The Account Application accompanying this prospectus should be completed, signed and, with a check or other negotiable bank draft drawn to the order of Gold Investors, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o BULL & BEAR AUTOMATIC INVESTMENT PROGRAM. With the Bull & Bear Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

         The BULL & BEAR BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

         In the BULL & BEAR SALARY INVESTING PLAN, part or all of your salary may be invested electronically in Fund shares on each pay date, depending upon your employer's direct deposit program.

         The BULL & BEAR GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

    For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863). You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. Government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $500. The Program and the Plans do not assure a profit or protect against loss in a declining market, and you should consider your ability to make purchases when prices are low.

o CHECK. Mail a check or other negotiable bank draft ($100 minimum), drawn to the order of Gold Investors, together with a Bull & Bear FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. If you do not use that form, please send a letter indicating the Fund and account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional shares of the Fund quickly and simply, just by calling Investor Service Center toll-free at 1-888-503-VOICE (1-888-503-8642). We will contact the bank you designate on your Account Application or Authorization

    Form to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $100 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check or deposit slip.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to receive that day's net asset value per share.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center toll-free at 1-888- 503-FUND (1-888-503-3863), to give the name(s) under which the account is to be registered, tax identification number and the name of the bank sending the wire, and to be assigned a Bull & Bear Gold Investors account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to:
United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; Gold Investors. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to three decimal places), together with any dividends and other distributions that are paid in additional shares (see "Distributions and Taxes"). For joint tenant accounts, any account owner has the authority to act on the account without notice to the other account owners. Investor Service Center in its sole discretion and for its protection may, but is not obligated to, require the written consent of all account owners of a joint tenant account prior to acting upon the instructions of any account owner. Stock certificates will be issued only for full shares when requested in writing. In order to facilitate redemptions and exchanges and provide safekeeping, we recommend that you do not request certificates. You will receive transaction confirmations upon purchasing or selling shares, and quarterly statements.

WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt and acceptance by Investor Service Center of a purchase order in proper form. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn in U.S. dollars on a U.S. bank. No third party checks will be accepted and the Fund reserves the right to reject any order for any reason. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank.

                              SHAREHOLDER SERVICES

    You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863).

DIRECT ACCESS. Investor Service Center's free Direct Access service gives you instant 24 hour access to your Fund investments either by toll-free telephone or by using your personal computer for Internet access. With Direct Access you can monitor your investments, check your account balance and account activity, retrieve your account history, exchange between Funds offered by Investor Service Center, review recent transactions, and make transfers using EFT from or to your authorized bank account. For Direct Access by phone, just dial toll-free at 1-888-503-VOICE (1- 888-503-8642) and follow the prompts. For Internet Direct Access, visit Investor Service Center's Internet site at www.mutualfunds.net and select "Access Your Fund Account." You will need your account number and your Personal Identification Number ("PIN"), which is the last 4 digits of the social security number or taxpayer identification number associated with your account number. If you would like a different PIN, just call an Investor Service Representative toll-free at 1-800-345-0051. There is no charge for using Direct Access, and your account information is based on the most recent Fund prices, updated every business day. Any transactions you request are carried out at the Fund's net asset value next determined after receipt of your order. You will receive in the mail written confirmations for all transactions you request through Direct Access, and if you purchase or redeem Fund shares using EFT, your bank statement will reflect the appropriate electronic credit or debit.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account through Bull & Bear's EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends and other distributions into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated box on the Account Application. Any subsequent changes in bank account information must be submitted in writing (and the Transfer Agent may require the signature to be guaranteed), with a voided check.

DIVIDEND SWEEP PRIVILEGE. You may elect to have automatically invested either all dividends or all dividends and other distributions paid by the Fund in any other Bull & Bear Fund. Shares of the other Bull & Bear Fund will be purchased at the current net asset value calculated on the payment date. For more information concerning this privilege and the other Bull & Bear Funds, or to request a Dividend Sweep Authorization Form, please call Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863). You may cancel this privilege by mailing written notification to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. To select a new Bull & Bear Fund after cancellation, you must submit a new Authorization Form. Enrollment in or cancellation of this privilege is generally effective three business days following receipt. This privilege is available only for existing accounts and may not be used to open new accounts.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed or variable amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends and other distributions, if any, are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863).

EXCHANGE PRIVILEGE. You may exchange at least $500 worth of Fund shares for shares of any Bull & Bear Fund listed below (provided the registration is exactly the same, the shares may be sold in your state of residence, and the exchange may otherwise legally be made).

    To exchange shares, please call Investor Service Center toll-free at 1-888-503-VOICE (1-888-503-8642) between 9 a.m. and 5 p.m. eastern time on any business day of the Fund and provide your account registration information including address, account number and taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, the account number of the Bull & Bear Fund to be purchased; and your identity and telephone number. The other Bull & Bear Funds are:

o BULL & BEAR DOLLAR RESERVES is a high quality money market fund investing in U.S. Government securities. Income is generally free from most state and local income taxes. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.

o BULL & BEAR U.S. AND OVERSEAS FUND invests worldwide for the highest possible total return.

o BULL & BEAR SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation.

    Exchange requests received between 9 a.m. and 4 p.m. eastern time on any business day of the Fund will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of that business day. Exchange requests received between 4 p.m. and 5 p.m. eastern time on any business day of the Fund will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of the next Fund business day. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call toll-free at 1-888-503-VOICE (1-888-503-8642). Exchanges may be difficult or impossible to implement during periods of rapid changes in economic or market conditions. Exchange privileges may be terminated or modified by the Fund without notice. For tax purposes, an exchange is treated as a redemption and purchase of shares. A free prospectus containing more complete information including charges, expenses and performance, on any of the Funds listed above is available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863). The other Fund's prospectus should be read carefully before exchanging shares. You may give exchange instructions to Investor Service Center by telephone without further documentation. If you have requested share certificates, this procedure may be utilized only if, prior to giving telephone instructions, you deliver the certificates to the Transfer Agent for deposit into your account.

o BULL & BEAR SECURITIES (DISCOUNT BROKERAGE ACCOUNT) TRANSFERS. If you have an account at Bull & Bear Securities, Inc., an affiliate of the Investment Manager and a wholly owned subsidiary of Bull & Bear Group, Inc. offering discount brokerage services, you may access your investment in any Bull & Bear Fund to pay for securities purchased in your brokerage account and have proceeds of securities sold in your brokerage account used to purchase shares of any Bull & Bear Fund. You may request a Discount Brokerage Account Application from Bull & Bear Securities, Inc. by calling toll-free at 1-800-262-5800.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible for Federal income tax purposes as noted below. Information on any of these plans is available from Investor Service Center by calling toll-free at 1-888-503- FUND (1-888-503-3863).

    The minimum investment to establish a Bull & Bear IRA or other retirement plan is $500. Minimum subsequent investments are $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program. There are no set-up fees for any Bull & Bear Retirement Plans. Subject to change on 30 days' notice, the plan custodian charges Bull & Bear IRAs a $10 annual fiduciary fee, $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee; however, the annual fiduciary fee is waived if your IRA has assets of $10,000 or more or if you invest regularly through the Bull & Bear Automatic Investment Program.

|X| IRA AND SEP-IRA ACCOUNTS. Anyone with earned income who is less than age 70 1/2at the end of the tax year,even if also participating in another type of retirement plan, may establish an IRA and contribute each year up to $2,000 or 100% of earned income, whichever is less. For married couples, each spouse may contribute up to $2,000 into an IRA regardless of whether each spouse has $2,00 of earned income, provided, however, that their aggregate earned income is at least $4,000 (where such income is less than $4,000, special rules apply). Employers may also make contributions to an IRA on behalf of an individual under a Simplified Employee Pension Plan ("SEP") in any amount up to 15% of up to $150,000 of compensation. Also, as of January 1, 1997, a small employer with 100 or fewer employees may establish a Savings Incentive Match Plan for Employees of Small

         Employers ("SIMPLE"), which will allow certain eligible employees to make elective contributions to a SIMPLE IRA of up to $6,000 per year and will require the employer to make either matching or non-matching contributions.

    Generally, taxpayers may contribute to an IRA during the tax year and through the next year until the income tax return for that year is due, without regard to extensions. Thus, most individuals may contribute for the 1997 tax year through April 15, 1998 and for the 1998 tax year from January 1, 1998 through April 15, 1999.

    BULL & BEAR NO-FEE IRA(R). The $10 annual fiduciary fee is waived if your Bull & Bear IRA or Bull & Bear SEP-IRA has assets of $10,000 or more or if you invest through the Bull & Bear Automatic Investment Program.

    DEDUCTIBILITY. IRA contributions are fully deductible for most taxpayers. For a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is), a portion of IRA contributions is deductible if adjusted gross income (before the IRA deductions) is $40,000-$50,000 (if married) and $25,000-$35,000 (if single). Only IRA contributions by a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is) and has adjusted gross income of more than $50,000 (if married) and $35,000 (if single) will not be deductible at all. An eligible individual may establish a Bull & Bear IRA under the prototype plan available through the Fund, even though such individual or spouse actively participates in an employer-maintained retirement plan.

o IRA TRANSFER AND ROLLOVER ACCOUNTS. Special forms are available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863), which make it easy to transfer or roll over IRA assets to a Bull & Bear IRA. An IRA may be transferred from one financial institution to another without adverse tax consequences. Similarly, no taxes need be paid on a lump-sum distribution that you may receive as a payment from a qualified pension or profit sharing plan due to retirement, job termination or termination of the plan, so long as the assets are put into an IRA Rollover account within 60 days of the receipt of the payment. Withholding for Federal income tax purposes is required at the rate of 20% for "eligible rollover distributions" made from any retirement plan (other than an IRA) that are not directly transferred to an "eligible retirement plan," such as a Bull & Bear Rollover Account.

o PROFIT SHARING AND MONEY PURCHASE PLANS. These Plans provide an opportunity to accumulate earnings on a tax-deferred basis by permitting corporations, self-employed individuals (including partners) and their employees generally to contribute (and deduct) up to $30,000 annually or, if less, 25% (15% for profit sharing plans) of compensation or self-employment earnings of up to $150,000. Corporations and partnerships, as well as all self-employed persons, are eligible to establish these Plans. In addition, a person who is both salaried and self-employed, such as a college professor who serves as a consultant, may adopt these retirement plans based on self-employment earnings.

    SECTION 403(B) ACCOUNTS. Section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), permits the establishment of custodial accounts on behalf of employees of public school systems and certain tax-exempt organizations. A participant in such a plan does not pay taxes on any contributions made by the participant's employer to the participants account pursuant to a salary reduction agreement, up to a maximum amount, or "exclusion allowance." The exclusion allowance is generally computed by multiplying the participant's years of by any amount previously contributed by the employer to any 403(b) account for the benefit of the participant and excluded from the participant's gross income). However, the exclusion allowance may not exceed the lesser of 25%of the participant's compensation (limited as above) or $30,000. Contributions and subsequent earnings thereon are not taxable until withdrawn, when they are received as ordinary income.

                              HOW TO REDEEM SHARES

    Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount of shares by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address. If stock certificates have been issued for shares being redeemed, they must accompany the written request.

BY  TELEPHONE.   You  may  telephone   Investor   Service  Center  toll-free  at
1-888-503-VOICE (1-888-503-8642) to expedite redemption of Fund shares if share certificates have not been issued.

    You may redeem as little as $250 worth of shares by requesting Bull & Bear's Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

    If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

    Telephone requests received on Fund business days by 4 p.m. eastern time will be redeemed from your account that day, and if after, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check or deposit slip. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call toll-free at 1-888-503-VOICE (1-888- 503-8642). Redemptions by telephone may be difficult or impossible to implement during periods of rapid changes in economic or market conditions.

CHECK WRITING ACCESS. You may exchange a minimum of $500 at any time by toll-free telephone call into Bull & Bear Dollar Reserves, Bull & Bear's money market fund, offering free personalized checks, a $250 check writing minimum (there is no check writing minimum for Bull & Bear Securities Performance Plus(R) discount brokerage accounts), and no limit on the number of checks that may be written. A signature card, which should be submitted for the check writing privilege, and a free Bull & Bear Dollar Reserves prospectus containing more complete information including yield, charges and expenses is available from Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-
3863). Please read the prospectus carefully before exchanging.

REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. Shares acquired through the Dividend Sweep Privilege and the reinvestment of dividends and capital gains or redeemed under the Systematic Withdrawal Plan are exempt from the redemption fee. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC; (ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a fifteen business day delay to allow the check or transfer to clear. The fifteen day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends and capital gain distributions to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining small accounts, the Fund reserves the right, upon 60 days' notice, to redeem any account, other than IRA and other Bull & Bear prototype retirement plan accounts, worth less than $500 except if solely from market action, unless an investment is made to restore the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases, redemptions and exchanges, with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the NASD. A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 60 days of such address being changed unless you provide a signature guarantee as described above.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The Fund pays dividends annually to its shareholders from its net investment income, if any. The Fund also makes an annual distribution to its shareholders out of any net realized capital gains, after offsetting any capital loss carryover, and any net realized gains from foreign currency transactions. Dividends and other distributions, if any, are declared and payable to shareholders of record on a date in December of each year. Such distributions may be paid in January of the following year, in which event they will be deemed received by the shareholders on the preceding December 31 for tax purposes. The Fund may also make an additional distribution following the end of its fiscal year out of any undistributed income and capital gains.

    Dividends and other distributions are paid in additional Fund shares or shares of another Bull & Bear Fund pursuant to the Dividend Sweep Privilege, unless you elect to receive cash on the Account Application or so elect subsequently by calling Investor Service Center toll-free at 1-888-503-FUND (1-888-503-3863). For Federal income tax purposes, dividends and other distributions are treated in the same manner whether received in additional shares of the Fund or another Bull & Bear Fund or in cash. Any election will remain in effect until you notify Investor Service Center to the contrary.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short term capital gains, and net gains from certain foreign currency transactions) and net capital gain (the excess of net long term capital gain over net short term capital loss) that is distributed to its shareholders.

    Dividends paid by the Fund from its investment company taxable income (whether paid in cash or in additional shares) generally are taxable to its shareholders, other than shareholders that are not subject to tax on their income, as ordinary income to the extent of the Fund's earnings and profits; a portion of those dividends may be eligible for the corporate dividends-received deduction. Distributions by the Fund of its net capital gain (whether paid in cash or in additional shares) when designated as such by the Fund, are taxable to its shareholders as long term capital gains, regardless of how long they have held their Fund shares. The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction.

    Any dividend or other distribution paid by the Fund will reduce the net asset value of Fund shares by the amount of the distribution. Furthermore, such distribution, although similar in effect to a return of capital, will be subject to tax.

    The Fund's investments in gold, platinum and silver bullion and coins may cause it to fail certain income or asset tests that must be satisfied to qualify as a regulated investment company under the Code. Accordingly, the Investment Manager will endeavor to manage the Fund's portfolio so that (1) income and gains derived from investments in bullion and coins (and any other "non-qualified" income) will not exceed 10% of the Fund's gross annual income and (2) less than 50% of the value of the Fund's total assets as of the close of each quarter of its taxable year will be invested in bullion and coins (and any other "non-qualified assets"). If the Fund did not qualify for taxation as a regulated investment company, it would be required to pay Federal income tax on its net income, which would reduce the amount available for distribution to shareholders.

    The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

    The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Since other Federal, state and local tax considerations may apply, you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

    The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of its investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share" and is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each business day of the Fund. A business day of the Fund is any day on which the New York Stock Exchange is open for trading. The following are not business days of the Fund: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    Portfolio securities and other assets of the Fund are valued primarily on the basis of market quotations, if readily available. Foreign securities, if any, are valued on the basis of quotations from a primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                               INVESTMENT MANAGER

    Bull & Bear Advisers, Inc. ("Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. The Investment Manager retains final discretion in the investment and reinvestment of the Fund's assets, subject to the control and oversight of the Board of Directors. The Investment Manager is authorized to place portfolio transactions with Bull & Bear Securities, Inc., an affiliate of the Investment Manager, and may allocate brokerage transactions by taking into account the sales of shares of the Fund and other affiliated investment companies. The Investment Manager may also allocate transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses.

    For its services, the Investment Manager receives an investment management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 1% on the first $10 million, 7/8 of 1% over $10 million up to $30 million, 3/4 of 1% over $30 million up to $150 million, 5/8 of 1% over $150 million up to $500 million, and 1/2 of 1% over $500 million. From time to time, the Investment Manager may reimburse all or part of this fee to improve the Fund's total return. The Investment Manager provides certain administrative services to the Fund at cost. During the fiscal year ended June 30, 1997, the investment management fees paid by the Fund represented approximately 0.93% of its average daily net assets. The Investment Manager is a wholly owned subsidiary of Bull & Bear Group, Inc. ("Group"). Group, a publicly owned company whose securities are listed on the Nasdaq Stock Market and traded in the over-the-counter market, is a New York based manager of mutual funds and discount brokerage services. Bassett S. Winmill may be deemed a controlling person of Group and, therefore, may be deemed a controlling person of the Investment Manager.

                             DISTRIBUTION OF SHARES

    Pursuant to a Distribution Agreement between the Fund and Investor Service Center, Inc., 11 Hanover Square, New York, NY 10005 ("Distributor"), the Distributor acts as the Fund's principal agent for the sale of Fund shares. The Investment Manager is an affiliate of the Distributor. The Fund has also adopted a plan of distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays the Distributor monthly a distribution fee in an amount of 0.75% per annum of the Fund's average daily net assets and a service fee in an amount of 0.25% per annum of the Fund's average daily net assets. The service fee portion is intended to cover personal services provided to Fund shareholders and maintenance of shareholder accounts. The distribution fee portion is intended to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. These fees may be retained by the Distributor or passed through to brokers, banks and others who provide services to their customers who are Fund shareholders generally at the rate of 0.35% per annum on such customer balances. The Fund will pay the fees to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay fees to the Distributor as compensation for its service and distribution activities. If the Distributor's expenses exceed the fees, the Fund will not be obligated to pay any additional amount to the Distributor. If the Distributor's expenses are less than such fees, it may realize a profit. Certain other advertising and sales materials may be prepared to promote the sale of Fund shares and shares of one or more other Bull & Bear Funds. In such cases, the expenses will be allocated among the Funds involved based on the inquiries resulting from the materials or other factors deemed appropriate by the Board of Directors. The costs of personnel and facilities of the Distributor to respond to inquiries by shareholders and prospective shareholders will also be allocated based on such relative inquiries or other factors. There is no certainty that the allocation of any of the foregoing expenses will precisely allocate to the Fund costs commensurate with the benefits it receives, and it may be that the other Funds and Bull & Bear Securities, Inc. will benefit therefrom.

                             PERFORMANCE INFORMATION

    Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Morningstar, Inc., Lipper Analytical Services, Inc. and other sources. "Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, all dividends and other distributions are assumed to be reinvested. "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all dividends and other distributions are assumed to be reinvested in additional Fund shares. Although the Fund imposes a 1% redemption fee on the redemption of shares held for 30 days or less, all of the periods for which performance is quoted are longer than 30 days, and therefore the 1% fee is not reflected in the
performance   calculations.   In  addition,   there  is  no  sales  charge  upon
reinvestment of dividends or other distributions. Additional information regarding the Fund's performance is available in its Annual Report to Shareholders, which is available at no charge upon request to Investor Service Center by calling toll-free at 1-888-503-FUND (1-888-503-3863).

                                  CAPITAL STOCK

    The Fund, a non-diversified open-end management investment company organized as a Maryland corporation in 1987, commenced investment operations in January 1988 when it merged with Bull & Bear Gold Investors Ltd. (formerly Golconda Investors Ltd.), a New York corporation. The Fund is authorized to issue up to 500,000,000 shares of common stock ($.01 par value). The Fund's stock is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and also by an investor to another investor. Each share has equal dividend, voting, liquidation and redemption rights with every other share. The shares have no preemptive, conversion or cumulative voting rights and they are not subject to further call or assessment. The Board of Directors of the Fund may establish additional series or classes of shares, although it has no current intention of doing so.

    The Fund's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters which would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of 10% of the Fund's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder vote on the Fund's investment management agreement, plan of distribution, or fundamental investment objective, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

    Investors Fiduciary Trust Company, 811 Main, 11th Floor, Kansas City, MO 64105-1716, acts as custodian of the Fund's assets and may appoint one or more subcustodians provided such subcustodianship is in compliance with the rules and regulations promulgated under the 1940 Act. The Fund may maintain a portion of its assets in foreign countries pursuant to such subcustodianships and related foreign depositories. Utilization of such arrangements and depositories will increase the Fund's expenses (see the special considerations involving foreign securities discussed above). All of the Fund's gold, platinum, and silver bullion is held by Wilmington Trust Company, Rodney Square North, Wilmington, DE 19890. The custodian also performs certain accounting services for the Fund.

    The Fund's transfer and dividend disbursing agent is DST Systems, Inc., Box 419789, Kansas City, MO 64141- 6789. The Distributor provides certain shareholder administration services to the Fund and is reimbursed its cost by the Fund. The costs of facilities, personnel and other related expenses are allocated among the Bull & Bear Funds based on the relative number of inquiries and other factors. The Fund may also enter into agreements with brokers, banks and others who may perform on behalf of their customers certain shareholder services not otherwise provided by the Transfer Agent or the Distributor.

[Left Side of Back Cover Page]


GOLD
INVESTORS
---------------------------------------------------------------------------


11 HANOVER SQUARE
NEW YORK, NY 10005

---------------------------------------------------------------------------


FOR FUND PROSPECTUSES AND OTHER INVESTMENT INFORMATION, CALL TOLL-FREE

1-888-503-FUND

1-888-503-3863

FOR SHAREHOLDER SERVICES BY DIRECT ACCESS, CALL TOLL-FREE

1-888-503-VOICE

1-888-503-8642

OR, ACCESS THE FUND ON THE WEB AT

WWW.MUTUALFUNDS.NET

---------------------------------------------------------------------------

[Right Side of Back Cover Page]


GOLD
INVESTORS
---------------------------------------------------------------------------


SEEKS LONG TERM CAPITAL
APPRECIATION IN INVESTMENTS
WITH THE POTENTIAL TO
PROVIDE A HEDGE AGAINST
INFLATION AND PRESERVE
THE PURCHASING POWER
OF THE DOLLAR




ELECTRONIC FUNDS TRANSFERS
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS: IRA, SEP-IRA,      QUALIFIED PROFIT SHARING/MONEY
    PURCHASE, 403(B), KEOGH

--------------------------------------------------------------------------


MINIMUM INITIAL INVESTMENT:
    REGULAR ACCOUNTS, $1,000;
    IRAS, $500; AUTOMATIC
    INVESTMENT PROGRAMS,  $100

MINIMUM SUBSEQUENT INVESTMENTS: $100

--------------------------------------------------------------------------


PROSPECTUS
SEPTEMBER 1, 1997

    BULL
   &
    BEAR
    Performance Driven(R)                                  ---------------


GL-147-11-7

Statement of Additional Information                            September 1, 1997





                         BULL & BEAR GOLD INVESTORS LTD.
                                11 Hanover Square
                               New York, NY 10005
                                 1-888-503-FUND





   This Statement of Additional Information regarding Bull & Bear Gold Investors Ltd. ("Fund") is not a prospectus and should be read in conjunction with the Fund's Prospectus dated September 1, 1997. The Prospectus is available to prospective investors without charge upon request to Investor Service Center, Inc., the Fund's Distributor, by calling toll-free at 1-888-503-FUND (1-888-503-3863).


                                TABLE OF CONTENTS



THE FUND'S INVESTMENT PROGRAM.................................................2

INVESTMENT RESTRICTIONS.......................................................5

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES.....................7

THE INVESTMENT COMPANY COMPLEX...............................................15

OFFICERS AND DIRECTORS.......................................................15

INVESTMENT MANAGER...........................................................17

INVESTMENT MANAGEMENT AGREEMENT..............................................17

PERFORMANCE INFORMATION......................................................18

DISTRIBUTION OF SHARES.......................................................21

DETERMINATION OF NET ASSET VALUE.............................................22

PURCHASE OF SHARES...........................................................23

ALLOCATION OF BROKERAGE......................................................23

DISTRIBUTIONS AND TAXES......................................................25

REPORTS TO SHAREHOLDERS......................................................27

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT............................27

AUDITORS.....................................................................27

FINANCIAL STATEMENTS.........................................................27

APPENDIX - DESCRIPTIONS OF BOND RATINGS......................................28

                          THE FUND'S INVESTMENT PROGRAM

   The following information supplements the information found in the Prospectus concerning the Fund's investment objectives, policies and limitations.

   METAL-INDEXED NOTES AND PRECIOUS METALS. The Fund may invest in notes, the principal amount or redemption price of which is indexed to and thus varies directly with, changes in the market price of gold bullion or other precious metals ("Metal-Indexed Notes"). It is expected that the value of Metal-Indexed Notes will be as volatile as the price of the underlying metal.

   The Fund will only purchase Metal-Indexed Notes that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (that is, rated in one of the top four rating categories by any nationally recognized statistical rating organization) or commercial paper rated in the top rating category by any nationally recognized statistical rating organization or of issuers that the Investment Manager has determined to be of similar creditworthiness. Debt obligations rated in the fourth highest rating category by a nationally recognized statistical rating organization are considered to have some speculative characteristics. The Metal-Indexed Notes might be backed by a bank letter of credit, performance bond, or might be otherwise secured, and any such additional credit support, which would be held by the Fund's custodian, would be taken into account in determining the creditworthiness of the securities. The Fund may purchase unsecured Metal-Indexed Notes if the issuer thereof met the Fund's credit standards without any such additional credit support. While the principal amount or redemption price of Metal-Indexed Notes would vary with the price of the resource, such securities would not be secured by a pledge of the resource or any other security interest in or claim on the resource. In the case of Metal-Indexed Notes not backed by a performance bond, letter of credit or similar credit support, it is expected that such securities generally would not be secured by any other specific assets.

   The Fund anticipates that if Metal-Indexed senior securities were to be purchased, they would be issued by precious metals or commodity brokers or dealers, by mining companies, by commercial banks or by other financial institutions. Such issuers would issue notes to hedge their inventories and reserves of the resource, or to borrow money at a relatively low cost (which would include the nominal rate of interest paid on Metal-Indexed Notes, described below, and the cost of hedging the issuer's precious metals exposure). The Fund would not purchase a Metal-Indexed Note issued by a broker or dealer if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer. The Fund might purchase Metal-Indexed Notes from brokers or dealers that are not also securities brokers or dealers. Precious metals or commodity brokers or dealers are not subject to supervision or regulation by any governmental authority or self-regulatory organization in connection with the issuance of Metal-Indexed Notes.

   Until recently, there were no Metal-Indexed Notes outstanding and consequently there is no secondary trading market for such securities. Although a limited secondary market might develop among institutional traders, there is no assurance that such a market will develop. No public market is expected to develop, since the Fund expects that Metal-Indexed Notes will not be registered under the Securities Act of 1933, as amended ("1933 Act"), and therefore disposition of such securities, other than to the issuer thereof (as described below) would be dependent upon the availability of an exemption from such registration.

   Metal-Indexed Notes purchased by the Fund will generally have maturities of one year or less. Such notes, however, will be subject to being called for redemption by the issuer on relatively short notice. In addition, it is expected that the Metal-Indexed Notes will be subject to being put by the Fund to the issuer or to a stand-by broker meeting the credit standards set forth above, with payments being received by the Fund on no more than seven days notice. A stand-by broker may be a securities broker-dealer, in which case the Fund's investment will be limited by applicable regulations of the Securities and Exchange Commission ("SEC"). The put feature of the Metal-Indexed Notes will ensure liquidity even in the absence of a secondary trading market. The securities will be repurchased upon exercise of the holder's put at the price determined in the manner described above, less repurchase fees, if any, which are not expected to exceed 1% of the redemption or repurchase proceeds. Depending on the terms of the particular Metal-Indexed Note, there might be a period of as long as five days between the date that the Fund notifies the issuer of the exercise of the put and determination of the sale price.

   It is expected that any Metal-Indexed Notes that the Fund might purchase will bear interest at relatively nominal rates under 2% per annum. The Fund's holdings of such senior securities therefore would not generate any appreciable current income, and the return from such senior securities would be primarily from any profit on the sale or maturity thereof at a time when the price of the relevant precious metal is higher than it was when the senior securities were purchased. The Fund will not invest in Metal-Indexed Notes that are not publicly traded until it is certain how the Internal Revenue Service would characterize income derived from such notes.

   FOREIGN  SECURITIES.  Because  the Fund may  invest  in  foreign  securities, investment in the Fund involves investment risks of adverse political and economic developments that are different from an investment in a fund which invests only in the securities of U.S. issuers. Such risks may include adverse movements in the market value of foreign securities during days on which the Fund's net asset value per share is not determined (see "Deter mination of Net Asset Value"), the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of dividends or principal and interest on securities in the portfolio.

   The Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

   BORROWING. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

   ILLIQUID ASSETS. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, (a) more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days, or (b) more than 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

   Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, are not included within the meaning of the term "illiquid assets."

   In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institu tional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

   Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

   The Board of Directors of the Fund has delegated the function of making day-to-day determinations of liquidity to Bull & Bear Advisers, Inc. ("Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades and quotes for the security,
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Directors.

   CONVERTIBLE SECURITIES. The Fund may invest in convertible securities which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and
(iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

   The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

   The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

   PREFERRED SECURITIES. The Fund may invest in preferred stocks of U.S. and foreign issuers that, in the Investment Manager's judgment, offer potential for growth of capital and income. Such equity securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial condition of the issuers of such securities.

   LOWER RATED DEBT SECURITIES. The Fund is authorized to invest up to 35% of its total assets in debt securities rated below investment grade, although it has no current intention of investing more than 5% of its total assets in such securities during the coming year. Ratings of investment grade or better include the four highest ratings of Standard & Poor's Ratings Group ("S&P") (AAA, AA, A, or BBB), and Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa). Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these rating agencies to be predominantly speculative with respect to the issuers' capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

   Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. The Investment Manager will consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Appendix to this Statement of Additional Information for further information regarding S&P's and Moody's ratings.

   Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to adverse changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restruc turing or default. There can be no assurance that such decline in price will not recur. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of lower rated securities, especially in a thinly traded market.

                             INVESTMENT RESTRICTIONS

   The Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940 ("1940 Act");

(2) Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

(3) Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(4) Purchase or sell commodities (other than precious metals) or commodity futures contracts, although it may enter into (a) financial, foreign currency, and precious metals futures contracts and options thereon, (b) options on foreign currencies and precious metals, and (c) forward contracts on foreign currencies and precious metals;

(5) Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objectives and policies, and (c) engaging in securities, precious metals, and other asset loan transactions up to one-third of the Fund's total assets; or

(6) Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities prohibited by this provision: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC"), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales.

   The Fund's Board of Directors has established the following non-fundamental investment limitations that may be changed by the Board without shareholder approval:

(i) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets, which amount may include warrants which are not listed on the New York or American Stock Exchange provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets;

(ii) The Fund may not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs or such leases;

(iii) The Fund may not invest more than 5% of its assets in securities of companies having a record of less than three years continuous operations (including operations of predecessors);

(iv) The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, (a) more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days, or (b) more than 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act;

(v) The Fund may not make short sales of securities, except (a) the Fund may buy and sell options, futures contracts, options on futures contracts, and forward contracts, and (b) the Fund may sell "short against the box" where, by virtue of its ownership of other securities, the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions;

(vi) The Fund may not purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

(vii) The Fund may not purchase or retain securities of any issuer if to the knowledge of the Fund, those officers or Directors of the Fund or its investment manager who each own beneficially more than 1/2 of 1% of the securities of an issuer, own beneficially more than 5% of the securities of that issuer;

(viii) The Fund may not purchase the securities of any investment company except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization or acquisition of assets;

(ix) The Fund may not invest more than 25% of its total assets in precious metals;

(x) With respect to options transactions, (a) the Fund will write only covered options and each such option will remain covered so long as the Fund is obligated under the option; (b) the Fund will not write call or put options having aggregate exercise prices greater than 25% of its net assets; and (c) the Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets; and

(xi) With respect to financial and foreign currency futures and related options (including options traded on a commodities exchange), the Fund will not purchase or sell futures contracts or related options other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and related options and premiums paid for related options would exceed 5% of the Fund's total assets.

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

   REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the Investment Manager may engage in certain options strategies to attempt to enhance return or for hedging purposes. The Investment Manager also may use secur ities index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, "futures contracts" or "futures"), options on futures contracts and forward currency contracts for hedging purposes or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Certain special characteristics of and risks associated with using these instruments are discussed below. In addition to the non-fundamental investment restrictions described above in sections (xi) and (xii), use of options, forward currency contracts and futures by the Fund is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the CFTC and the various state regulatory authorities.

   The Fund's ability to use options, forward contracts and futures may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any hedging or yield or income enhancement strategy used will be successful. The Fund's ability to successfully utilize these instruments will depend on the Investment Manager's ability to predict accurately movements in the prices of the assets being hedged and movements in securities, interest rates, foreign currency exchange rates and precious metals prices. There is no assurance that a liquid secondary market for options and futures will always exist, and the correlation between hedging instruments and the assets being hedged may be imperfect. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences.

   In addition to the products, strategies and risks described below and in the Prospectus, the Investment Manager may discover additional opportuni ties in connection with options, futures and forward currency contracts. These new opportunities may become available as the Investment Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with the Fund's investment objective, permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's registration statement will be supple mented to the extent that new products and strategies involve materially different risks than those described below and in the Prospectus.

   COVER FOR OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. The Fund will not use leverage in its options, futures and forward currency contract strategies. Accordingly, the Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid assets in a segregated account with its custodian in the prescribed amount, or (2) holding securities, curren cies or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

   OPTION INCOME AND HEDGING STRATEGIES. The Fund may purchase and write (sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market. Although many options on currencies are exchange-traded, the majority of such options currently are traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

   The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

   The Fund may purchase put options on securities in order to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

   The Fund may on certain occasions wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the value of such portfolio securities. If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio. If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

   The Fund may write covered call options on securities in which it is authorized to invest for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. The Fund would give up the ability sell any portfolio securities used to cover the call option while the call option was outstanding. In addition, the Fund could lose the ability to participate in an increase in the value of such secur ities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value). Portfolio securities used to cover OTC options written also may be considered illiquid, and therefore subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   The Fund also may write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

   The Fund may purchase put and call options and write covered put and call options on securities indexes in much the same manner as the more traditional securities options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securi ties included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.

   The Fund may purchase and write covered straddles on securities indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside cash and/or liquid assets in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security.

   FOREIGN CURRENCY OPTIONS AND RELATED RISKS. The Fund may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange-traded, the majority are traded on the OTC market. The Fund will not purchase or write such options unless, in the Investment Manager's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

   The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

   SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell securities or currencies under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

   In considering the use of options to enhance returns or to hedge the Fund's portfolio, particular note should be taken of the following:

   (1) The value of an option position will reflect, among other things, the current market price of the underlying security, securities index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, securities index or currency and general market conditions. For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of securities index options, fluctuations in the market sector represented by the selected index.

   (2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, securities index or currency. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

   (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to stocks. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and a significant market for foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, currency or securities index, the Fund may not sell the underlying securities or currency (or invest any cash or securities used to cover the option) during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

   (4) Securities index options are settled exclusively in cash. If the Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

   (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs and taxes; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

   FUTURES AND RELATED OPTIONS STRATEGIES. The Fund may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. This may involve, among other things, using futures strategies to manage the effective duration of the Fund. If the Investment Manager wishes to shorten the effective duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the effective duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option.

   The Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates and in other circumstances as permitted by the CFTC. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

   The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. The Fund also may write covered put options on interest rate futures contracts as a partial anticipatory hedge and may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio. The Fund may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

   The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

   As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund may write covered put options on securities index futures as a partial anticipatory hedge and may write covered call options on securities index futures as a partial hedge against a decline in the price of securities held in the Fund's portfolio. This is analogous to writing covered call options on securities. The Fund also may purchase put options on securities index futures contracts. The purchase of put options on securities index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund.

   The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of the Fund's foreign securities holdings or interest payments to be received in that foreign currency. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign currency exchange rates or the value of its foreign portfolio securities. The Fund may write a covered put option on a foreign currency futures contract as a partial anticipatory hedge and may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign currency exchange rates on the value of foreign securities.

   The Fund may also write put options on interest rate, securities index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index or foreign currency futures contract in order to synthetically create an interest rate, securities index or foreign currency futures contract. The options will have the same strike prices and expiration dates. The Fund will only engage in this strategy when it is more advantageous to the Fund to do so as compared to purchasing the futures contract.

   The Fund may also purchase and write covered straddles on interest rate or securities index futures contracts. A long straddle is a combination of a call and a put purchased on the same security at the same exercise price. The Fund would enter into a long straddle when it believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and put written on the same futures contract at the same exercise price where the same security or futures contract is considered "cover" for both the put and the call. The Fund would enter into a short straddle when it believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside cash or liquid assets in a segregated account with its custodian equal in value to the amount, if any, by which the put is "in-the-money," that is the amount by which the exercise price of the put exceeds the current market value of the underlying security.

   SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through whom the transaction is effected an amount of cash or certain liquid securities whose value is marked to the market daily generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when the Fund purchases a contract and the value of the contract rises, the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

   Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

   Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

   In considering the Fund's use of futures contracts and related options, particular note should be taken of the following:

   (1) Successful use by the Fund of futures contracts and related options will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities or currencies being hedged. For example, if the price of the securities index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

   (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

   (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures positions, and in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

   (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

   (5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the securities or currencies being hedged.

   (6) As is the case with options, the Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions and taxes; however, the Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

   SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

   Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in such a loss.

   FORWARD CURRENCY CONTRACTS. The Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

   The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing the Fund may desire to "lock in" the U.S. dollar price of the security or the

U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

   The Fund also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Manager believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used. Certain of these strategies may result in income subject to the "Short-Short Limitation." See "Distributions and Taxes" on page 25.

   The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short term currency market movements is extremely difficult and the successful execution of a short term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities will be incorporated into the longer term decisions made with regard to overall investment strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

   At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

   The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                         THE INVESTMENT COMPANY COMPLEX

   The investment companies advised by affiliates of Bull & Bear Group, Inc. ("Investment Company Complex") are:

            Bull & Bear Funds I, Inc., whose sole series is Bull & Bear U.S. and Overseas Fund.
            Bull & Bear Funds II, Inc., whose sole series is Bull & Bear Dollar Reserves.
            Bull & Bear Global Income Fund, Inc.
            Bull & Bear Gold Investors Ltd.
            Bull & Bear Municipal Income Fund, Inc.
            Bull & Bear Special Equities Fund, Inc.
            Bull & Bear U.S. Government Securities Fund, Inc.
            Midas Fund, Inc.
            Rockwood Fund, Inc.

                             OFFICERS AND DIRECTORS

   The officers and Directors of the Fund, their respective offices, dates of birth and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.

BASSETT S. WINMILL* -- Chairman of the Board. He is Chairman of the Board of seven of the other investment companies in the Investment Company Complex and of the parent of the Investment Manager, Bull & Bear Group, Inc. ("Group"). He was born February 10, 1930. He is a member of the

New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Mark C. Winmill and Thomas B. Winmill.

ROBERT D. ANDERSON* -- Vice Chairman and Director. He is Vice Chairman of the other investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He was born December 7, 1929. He is a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the National Association of Securities Dealers, Inc.

RUSSELL E. BURKE III -- Director. 900 Park Avenue, New York, NY 10021. He was born August 23, 1946. He is President of Russell E. Burke III, Inc. Fine Art, New York, New York. From 1988 to 1991, he was President of Altman Burke Fine Arts,Inc. From 1983 to 1988, he was Senior Vice President of Kennedy Galleries. He is also a Director of five of the other investment companies in the Investment Company Complex.

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is Senior Consultant with The Berger Financial Group, LLC specializing in financial, estate and insurance matters. From March 1995 to December 31, 1995 he was President of Huber Hogan Knotts Consulting, Inc. From 1990 to March 1995 he was president of Huber-Hogan Associates. He was born February 7, 1930. He is also a Director of eight other investment companies in the Investment Company Complex.

JAMES E. HUNT-- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Hunt & Howe, Inc., executive recruiting consultants. He was born December 14, 1930. He is also a Director of eight other investment companies in the Investment Company Complex.

FREDERICK A. PARKER, JR. -- Director. 219 East 69th Street, New York, NY 10021. He is President and Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. He was born November 14, 1926. He is also a Director of eight other investment companies in the Investment Company Complex.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He was Executive Vice President and a Director of Dan River, Inc., a diversified textile company, from 1969 until he retired in 1981. He was born February 9, 1923. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He is also a Director of eight other investment companies in the Investment Company Complex.

MARK C. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and Chief Financial Officer. He is Co-President, Co-Chief Executive Officer,and Chief Financial Officer of the Investment Company Complex and of Group and certain of its affiliates, Chairman of the Investment Manager and the Distributor, and President of Bull & Bear Securities, Inc. ("BBSI"). He was born November 26, 1957. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. From 1983 to 1985 he was Assistant Vice President and Director of Marketing of E.P. Wilbur & Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is a son of Bassett S. Winmill and brother of Thomas B. Winmill. He is also a Director of four other investment companies in the Investment Company Complex.

THOMAS B. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and General Counsel. He is Co-President, Co-Chief Executive Officer, and General Counsel of the Investment Company Complex and of Group and certain of its affiliates, President of the Investment Manager and the Distributor, and Chairman of BBSI. He was born June 25, 1959. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a son of Bassett S. Winmill and brother of Mark C. Winmill. He is also a Director of five other investment companies in the Investment Company Complex.

STEVEN A. LANDIS -- Senior Vice  President.  He is Senior Vice  President of the
Investment Company Complex, the Investment Manager and certain of its affiliates. He was born March 1, 1955. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company, and from 1989 to 1992 he was Vice President of Wilkinson Boyd Capital Markets.

JOSEPH LEUNG, CPA -- Treasurer and Chief Accounting Officer. He is Treasurer and Chief Accounting Officer of the Investment Company Complex, the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. From 1991 to 1992, he was the accounting supervisor at Retirement Systems Group, a mutual fund company. From 1987 to 1991, he held various positions with Ernst & Young, a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

WILLIAM J. MAYNARD -- Vice President and Secretary. He is Vice President and Secretary of the Investment Company Complex, the Investment Manager and its affiliates. He was born September 13, 1964. From 1991 to 1994 he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom. He is a member of the New York State Bar.

* Bassett S. Winmill, Robert D. Anderson, Mark C. Winmill and Thomas B. Winmill are "interested persons" of the Fund as defined by the 1940 Act, because of their positions and other relationships with the Investment Manager.


COMPENSATION TABLE


NAME OF PERSON,    Aggregate Compensation   Pension or Retirement    Estimated Annual        Total Compensation From
POSITION                From Fund            Benefits Accrued as     Benefits Upon           Fund and Investment
                                            Part of Fund Expenses    Retirement              Company Complex Paid To
                                                                                             Directors

Russell E. Burke III,                                                                        $9,500 from 6 Investment
       Director               $2,000                None                None                 Companies
   Bruce B. Huber,                                                                           $12,500 from 9 Investment
       Director               $2,000                None                None                 Companies
    James E. Hunt,                                                                           $12,500 from 9 Investment
       Director               $2,000                None                None                 Companies
 Frederick A. Parker,                                                                        $12,500 from 9 Investment
       Director               $2,000                None                None                 Companies
   John B. Russell,                                                                          $12,500 from 9 Investment
       Director               $2,000                None                None                 Companies
====================== ===================   ================== ===================          ==========================


   Information in the above table is based on fees paid during the fiscal year ended June 30, 1997.

   No officer, Director or employee of the Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of August 14, 1997, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of August 14, 1997, the following owner of record owned more than 5% of the outstanding shares of the Fund:
Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, 6.18%.

                               INVESTMENT MANAGER

   The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. The other principal subsidiaries of Group include Investor Service Center, Inc., the Fund's Distributor and a registered broker/dealer, Midas Management Corporation and Rockwood Advisers, Inc., registered investment advisers, and BBSI, a registered broker/dealer providing discount brokerage services.

   Group is a publicly owned company whose securities are listed on the Nasdaq Stock Market ("Nasdaq") and traded in the OTC market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager. The investment companies in the Investment Company Complex, each of which is managed by the Investment Manager or its affiliates, had net assets in excess of $330,000,000 as of August 12, 1997.

                         INVESTMENT MANAGEMENT AGREEMENT

   Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto.

   The Investment Manager has agreed in the Investment Management Agreement that it will waive all or part of its fee or reimburse the Fund monthly if and to the extent that the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the Fund is not subject to any such state-imposed limitation. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. For the fiscal years ended June 30, 1995, 1996, and 1997, the Fund paid to the Investment Manager aggregate investment management fees of $328,140, $276,798 and $222,365, respectively. No reimbursement was made to the Fund by the Investment Manager for the fiscal years ended June 30, 1995, 1996 and 1997 pursuant to the expense guaranty described above.

   If requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those Directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof. The cost of such services billed to the Fund by the Investment Manager for the fiscal years ended June 30, 1995, 1996 and 1997 was $12,514, $15,141 and $9,615, respectively.

   The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any Fund shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, may be construed to protect the Investment Manager against any liability to the Fund by reason of the Investment Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

   The Investment Management Agreement will continue in effect, unless sooner terminated as described below, for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Fund who are not parties to the Investment Management Agreement, or interested persons of any such party. The Investment Management Agreement may be terminated without penalty at any time either by a vote of the Board of Directors of the Fund or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.

   Group has granted the Fund a non-exclusive license to use various service marks including "Bull & Bear," "Bull & Bear Performance Driven," and "Performance Driven" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the investment manager of the Fund shall not be the Investment Manager or another subsidiary of Group. If the license is terminated, the Fund will eliminate all reference to "Bull & Bear" in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                             PERFORMANCE INFORMATION

   The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance is a function of the type and quality of portfolio securities and will reflect general market conditions and operating expenses. See "The Fund's Investment Program" in the Prospectus. This Statement of Additional Information may be in use for a full year and performance results for periods subsequent to June 30, 1997 may vary substantially from those shown below.

   The Fund computes its average annual total return by determining the average annual compounded rate of return during specified periods that compares the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:
    T = (ERV OVER P) SUP {1 OVER n} - 1




                    Where: T = average annual total return.

                                           ERV = ending redeemable
                                                 value at the end of the
                                                 period  covered  by  the
                                                 computation     of     a
                                                 hypothetical      $1,000
                                                 payment   made   at  the
                                                 beginning  of the period
                                                 dividends    and   other
                                                 distributions   by   the
                                                 Fund are  reinvested  on
                                                 the  reinvestment   date
                                                 during the period.

                                             P = hypothetical  initial  payment
                                                 of $1,000.

                                             n= period covered by the
                                                computation, expressed in terms
                                                of years.

   The Fund's average annual total return for the one, five, and ten year periods ended June 30, 1997 was -37.81%, -1.20% and -4.25%, respectively.

   The Fund's "total return" or "cumulative total return" or "cumulative growth" is based on the increase or (decrease) in a hypothetical $1,000 invested in the Fund at the beginning of each of the specified periods, assuming the reinvestment of any dividends and other distributions paid by the Fund during such periods. The return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of all distributions during the period), and dividing the result by the net asset value per share at the beginning of the period. Such total return information (together with average annual total return information) is expressed below as a percentage rate and as the value of a hypothetical $1,000 and $10,000 initial investment (made on July 1 of the years shown) at the end of the periods through June 30, 1997.



                                               ENDING VALUE    ENDING VALUE OF
 START OF PERIODS    AVERAGE ANNUAL   TOTAL    OF A $1,000     A $10,000
   ENDING 6/30/97    TOTAL RETURN     RETURN   INVESTMENT      INVESTMENT
 ------------------------------------------------------------------------------
     July 1, 1996    -37.81%          -37.81%     $ 621.95       $ 6,219.51
     July 1, 1995    -13.25%          -24.74%     $ 752.61       $ 7,526.13
     July 1, 1994    -11.54%          -30.77%     $ 692.31       $ 6,923.09
     July 1, 1993    -10.40%          -35.56%     $ 644.41       $ 6,444.06
     July 1, 1992    -1.20%           -5.83%      $ 941.66       $ 9,416.59
     July 1, 1991    -2.11%           -12.02%     $ 879.81       $ 8,798.05
     July 1, 1990    -2.71%           -17.50%     $ 824.99       $ 8,249.91
     July 1, 1989    -2.19%           -16.25%     $ 837.45       $ 8,374.51
     July 1, 1988    -2.74%           -22.15%     $ 778.51       $ 7,785.11
     July 1, 1987    -4.25%           -35.20%     $ 647.97       $ 6,479.69

   The Fund may provide the above described standardized total return for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent three months or the year to date. Such nonstandardized total return is computed as otherwise described above except that no annualization is made.

   The Investment Manager and certain of its affiliates serve as investment managers to the Fund and the other investment companies in the Investment Company Complex, which have individual and institutional investors throughout the United States and in 37 foreign countries.

   The Fund may also provide performance information based on an initial investment in the Fund and/or cumulative investments of varying amounts over periods of time. Some or all of this information may be provided either graphically or in tabular form.

   SOURCE MATERIAL

   From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond Index -- is comprised of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar  Investor,  Morningstar  Mutual  Funds  and  Morningstar  Principia,
publications  of  Morningstar,   Inc.,   periodically   reviewing  mutual  funds
industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Finance, a monthly magazine frequently reporting mutual fund data.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indices, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a valueweighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investmentgrade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Brothers Market Performance tracks the Salomon Brothers bond index.

Smart Money, a monthly magazine frequently reporting mutual fund data.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

   Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

   Pursuant to a Distribution Agreement, Investor Service Center, Inc. ("Distributor") acts as the principal distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of 0.75% per annum of the Fund's average daily net assets as compensation for distribution activities and a fee in the amount of 0.25% per annum of the Fund's average daily net assets as compensation for service activities.

   In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

   Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan may not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund will be committed to the discretion of the Directors who are not interested persons of the Fund.

   With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly-owned subsidiary of Group, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund and the other Bull & Bear Funds at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

   It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. Offsetting redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

   The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan) while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund had any direct or indirect financial interest in the operation of the Plan or any related agreement.

   Of the amounts compensated to the Distributor during the Fund's fiscal year ended June 30, 1997, approximately $2,922 represented expenses incurred for advertising, $80,331 for printing and mailing prospectuses and other information to other than current shareholders, $94,443 for salaries of marketing and sales personnel, $23,997 for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, and $38,157 for overhead and miscellaneous expenses.

   The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                        DETERMINATION OF NET ASSET VALUE

   The Fund's net asset value per share is determined as of the close of regular trading in equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time) each business day of the Fund. The following are not business days of the Fund: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Because a substantial portion of the Fund's net assets may be invested in gold, platinum and silver bullion, foreign securities and/or foreign currencies, trading in each of which is also conducted in foreign markets which are not necessarily closed on days when the NYSE is closed, the Fund's net asset value per share may be significantly affected on days when shareholders have no access to the Fund or its transfer agent.

   Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities traded on the NYSE, the American Stock Exchange and the Nasdaq Stock Market are valued at the last sales price, or if no sale has occurred, at the mean between the current bid and asked prices. Securities traded on other exchanges are valued as nearly as possible in the same manner. Securities traded only OTC are valued at the mean between the last available bid and ask quotations, if available, or at their fair value as determined in good faith by or under the general supervision of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

   Foreign securities and bullion, if any, are valued at the price in a principal market where they are traded, or, if last sale prices are unavailable, at the mean between the last available bid and ask quotations. Foreign security prices are expressed in their local currency and translated into U.S.

dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of the net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith under the direction of the Fund's Board of Directors.

   Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES

   The Fund will only issue shares upon payment of the purchase price by check made drawn to the Fund's order in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Second and third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Fund's transfer agent. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons.

                             ALLOCATION OF BROKERAGE

   The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof. Fund transactions in debt and OTC securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks reasonably competitive spreads or commissions, payment of the lowest spread or commission is not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

   The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services, sales of Fund shares and shares of other affiliated investment companies, and allocation of commissions to the Fund's Custodian. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable law are met. Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

   Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include (1) furnishing advice as to the value of securities, the advisability of investing in,
purchasing  or  selling   securities  and  the  availability  of  securities  or
purchasers  or  sellers of  securities,  (2)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

   BBSI, a wholly owned subsidiary of Group and the Investment Manager's affiliate, provides discount brokerage services to the public as an introducing broker clearing through unaffiliated firms on a fully disclosed basis. The Investment Manager is authorized to place Fund brokerage through BBSI at its posted discount rates and indirectly through a BBSI clearing firm. The Fund will not deal with BBSI in any transaction in which BBSI acts as principal. The clearing firm will execute trades in accordance with the fully disclosed clearing agreement between BBSI and the clearing firm. BBSI will be financially responsible to the clearing firm for all trades of the Fund until complete payment has been received by the Fund or the clearing firm. BBSI will provide order entry services or order entry facilities to the Investment Manager, arrange for execution and clearing of portfolio transactions through executing and clearing brokers, monitor trades and settlements and perform limited back-office functions including the maintenance of all records required of it by the NASD.

   In order for BBSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by BBSI must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Fund's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to BBSI are reasonable and fair. Although BBSI's posted discount rates may be lower than those charged by full cost brokers, such rates may be higher than some other discount brokers and certain brokers may be willing to do business at a lower commission rate on certain trades. The Fund's Board of Directors has determined that portfolio transactions may be executed through BBSI if, in the judgment of the Investment Manager, the use of BBSI is likely to result in price and execution at least as favorable as those of other qualified broker/dealers and if, in particular transactions, BBSI charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Brokerage transactions with BBSI are also subject to such fiduciary standards as may be imposed by applicable law. The Investment Manager's fees under its agreement with the Fund are not reduced by reason of any brokerage commissions paid to BBSI. In addition, the Distributor pays BBSI compensation monthly for distribution and shareholder services in the amount of 0.25% per annum of Fund assets held by customers of BBSI.

   During the fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid total brokerage commissions of $252,551, $102,812 and $50,095, respectively. For the fiscal year ended June 30, 1997, $44,964 in brokerage commissions (representing $51,825,910 in portfolio transactions) was allocated to broker/dealers that provided research services. No transactions were directed to broker/dealers during such periods for selling shares of the Fund or any other affiliated investment company. During the Fund's fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid brokerage commissions of $117,507, $23,712 and $5,131, respectively, to BBSI, representing approximately 46.53%, 23.06% and 10.24%, respectively, of the total brokerage commissions paid by the Fund and 41.81%, 24.17% and 3.44%, respectively, of the aggregate dollar amount of Fund transactions involving the payment of commissions.

   Investment decisions for the Fund and for other affiliated investment companies managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

   The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Investment Company Complex does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.

   The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

   From time to time, certain brokers may be paid a fee for record keeping, shareholder communications and other services provided by them to investors purchasing shares of the Fund through the "no transaction fee" programs offered by such brokers. This fee is based on the value of the investments in the Fund made by such brokers on behalf of investors participating in their "no transaction fee" programs. The Fund's directors have further authorized the Investment Manager to place a portion of the Fund's brokerage transactions with any of such brokers, if the Investment Manager reasonably believes that, in effecting the Fund's transactions in portfolio securities, such broker or brokers are able to provide the best execution of orders at the most favorable prices. Commissions earned by such brokers from executing portfolio transactions on behalf of the Fund may be credited by them against the fee they charge the Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

                             DISTRIBUTIONS AND TAXES

   If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions)  ("Distribution  Requirement")  and must meet  several  additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"), although this requirement will no longer apply to the Fund after June 30, 1998; and (3) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income would be taxed at corporate rates.

   A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

   A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the seller received any capital gain distributions attributable to those shares.

   Any dividend or other distribution will have the effect of reducing the net asset value of the Fund's shares on the payment date by the amount thereof. Furthermore, any such dividend or other distribution, although similar in effect to a return of capital, will be subject to taxes. Dividends and other distributions may also be subject to state and local taxes.

   The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of the Excise Tax by making adequate distributions.

   Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

   The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition or marking-to-market of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long term capital gain over net short term capital loss), even if they are not distributed to the Fund; those amounts likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

OPTIONS, FUTURES, AND FORWARD CONTRACTS. The Fund's use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the timing of recognition and character of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

   Recently enacted legislation added constructive sale provisions that may apply if the Fund enters into short sales, or futures, forwards, or offsetting notional principal contracts with respect to appreciated stock and certain debt obligations that it holds. In such event, the Fund will be taxed as if the appreciated property were sold at its fair market value on the date the Fund entered into such short sale or contract. Such legislation similarly may apply if the Fund has entered into a short sale, option, futures or forward contract, or other position with respect to property, that position has appreciated in value, and the Fund acquires that same or substantially identical property. In such event, the Fund will be taxed as if the appreciated position were sold at its fair market value on the date of such acquisition. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

   The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

   The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on June 30.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

   Investors Fiduciary Trust Company, 811 Main, 11th Floor, Kansas City, MO 64105-1716 has been retained by the Corporation to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Corporation, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., P.O. Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent. The Distributor provides certain administrative and shareholder services to the Fund pursuant to the Shareholder Services Agreement and is reimbursed by the Fund the actual costs incurred with respect thereto. For shareholder services, the Fund paid the Distributor for the fiscal years ended June 30, 1995, 1996 and 1997 approximately $68,552, $37,801 and $25,056, respectively.

                                    AUDITORS

   Tait,  Weller  &  Baker,  Two  Penn  Center,  Suite  700,  Philadelphia,   PA
19101-1707, are the independent accountants for the Fund. Financial statements of the Fund are audited annually.

                              FINANCIAL STATEMENTS

   The Fund's Financial Statements for the fiscal year ended June 30, 1997, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                     APPENDIX - DESCRIPTIONS OF BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

CCC The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

                         BULL & BEAR GOLD INVESTORS LTD.

                              CROSS REFERENCE SHEET


PART C.  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

 (a)        Financial Statements in Part A of this Registration Statement:

            Financial Highlights

            Financial Statements Included in Part B of this Registration
            Statement:

            The Annual Report to Shareholders of the Fund for the fiscal period ended June 30, 1997 containing financial statements as of and for the fiscal period ended June 30, 1997 is incorporated into the Statement of Additional Information by reference. The letter to shareholders and other information contained on pages 1 through 2 of said Annual Report to Shareholders is not incorporated in Part B by reference and is not a part of this Registration Statement.

   (b)      Exhibits
            (1) Articles of Incorporation. Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 64 to the Registration Statement, SEC File No. 2- 14486, filed September 2, 1993.
            (2)      By-Laws.  Incorporated herein by reference to corresponding
                     Exhibit  of   Post-Effective   Amendment   No.  64  to  the
                     Registration   Statement,   SEC  File  No.  2-14486,  filed
                     September 2, 1993.
            (3)      Voting trust agreement -- none
            (4) Specimen security. Incorporated herein by reference to corresponding Exhibit of PostEffective Amendment No. 67, SEC File No. 2-14486, filed August 24, 1996.
            (5)      (a)     Investment Management Agreement. Incorporated
                             herein by reference to corresponding Exhibit of
                             Post-Effective Amendment No. 64 to the Registration
                             Statement, SEC File No. 2-14486,filed September 2,
                             1993.
                     (b)     Subadvisory Agreement.  Incorporated herein by
                             reference to corresponding Exhibit of
                             Post-Effective Amendment No. 67, SEC File No.
                             2-14486, filed August 24, 1996.
                     (c)     Transfer agreement and consent. Incorporated herein
                             by   reference   to   corresponding    Exhibit   of
                             Post-Effective Amendment No. 62 to the Registration
                             Statement,  SEC File No.  2-14486,  filed  March 2,
                             1993.
            (6)      Underwriting agreement - none
            (7)      Bonus, profit sharing or pension plans -- none
            (8)      (a)     Custodial and Investment Accounting Agreement.
                             Filed herewith.
                     (b)     Depository Agreements. Incorporated herein by
                             reference to corresponding Exhibit of Post-
                             Effective Amendment No. 63 to the Registration
                             Statement, SEC File No. 2-14486, filed April 30,
                             1993.
                     (c)     Precious Metals Storage Agreement. Incorporated
                             herein by reference to corresponding Exhibit of
                             Post-Effective Amendment No. 67, SEC File No. 2-
                             14486, filed August 24, 1996.
            (9)      (a)     Administration Agreement.  Incorporated herein by
                             reference to corresponding Exhibit of Post-
                             Effective Amendment No. 61 to the Registration
                             Statement, SEC File No. 2-14486, filed October 30,
                             1992.
                     (b)     Amendments to Administration Agreement.
                             Incorporated herein by reference to corresponding
                             Exhibit of Post-Effective Amendment No. 61 to the
                             Registration Statement, SEC File No. 2-14486, filed
                             October 30, 1992.


                                                                     Part C p. 1

                     (c)     Shareholder Services Agreements.  Incorporated
                             herein by reference to corresponding Exhibit of
                             Post-Effective Amendment No. 61 to the Registration
                             Statement, SEC File No. 2-14486, filed October 30,
                             1992.
                     (d)     Transfer Agency Agreement. Incorporated herein by
                             reference to corresponding Exhibit of Post-
                             Effective Amendment No. 65 to the Registration
                             Statement, SEC File No. 2-14486, filed October 31,
                             1994.
                     (e)     Credit Agreement. Incorporated herein by reference
                             to corresponding Exhibit of Post-Effective
                             Amendment No. 68 to the Registration Statement,
                             SEC File No. 2-14486, filed November 1, 1996.
                     (f)     Licensing Agreement. Incorporated herein by
                             reference to corresponding Exhibit of Post-
                             Effective Amendment No. 68 to the Registration
                             Statement, SEC File No. 2-14486, filed November 1,
                             1996.
            (10) Opinion of counsel. Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 61 to the Registration Statement, SEC File No. 2- 14486, filed October 30, 1992.
            (11)     (a)     Accountants' consent. Filed herewith.
                     (b)     Opinion of counsel with respect to eligibility  for
                             effectiveness  under  paragraph  (b) of  Rule  485.
                             Filed herewith.
            (12)     Financial statements omitted from Item 23 -- not applicable
            (13)     Agreement for providing initial capital -- not applicable
            (14)     (a)     Standardized Profit Sharing Adoption Agreement.
                             Incorporated herein by reference to corresponding
                             Exhibit of Post-Effective Amendment No. 67, SEC
                             File No. 2-14486, filed August 24, 1996.
                     (b)     Defined Contribution Basic Plan Document.
                             Incorporated herein by reference to corresponding
                             Exhibit of Post-Effective Amendment No. 67, SEC
                             File No. 2-14486, filed August 24, 1996.
                     (c)     Standardized Money Purchase Adoption Agreement.
                             Incorporated herein by reference to corresponding
                             Exhibit of Post-Effective Amendment No. 67, SEC
                             File No. 2-14486, filed August 24, 1996.
                     (d)     Simplified Profit Sharing Adoption Agreement.
                             Incorporated herein by reference to corresponding
                             Exhibit of Post-Effective Amendment No. 67, SEC
                             File No. 2-14486, filed August 24, 1996.
                     (e)     Simplified Money Purchase Adoption Agreement.
                             Incorporated herein by reference to corresponding
                             Exhibit of Post-Effective Amendment No. 67, SEC
                             File No. 2-14486, filed August 24, 1996.
            (15)             (a)  Plan  pursuant  to  Rule  12b-1.  Incorporated
                             herein by  reference  to  corresponding  Exhibit of
                             Post-Effective Amendment No. 64 to the Registration
                             Statement, SEC File No. 2-14486, filed September 2,
                             1993.
                     (b)     Related Agreement to Plan of Distribution between
                             Investor Service Center, Inc. and Hanover Direct
                             Advertising Company, Inc. Incorporated by reference
                             to corresponding Exhibit of Post-Effective
                             Amendment No. 58 to the Registration Statement, SEC
                             File No. 2-14486, filed August 30, 1991.
                     (c)     Broker Services Agreements.  Incorporated herein by
                             reference to corresponding Exhibit of Post-
                             Effective Amendment No. 63 to the Registration
                             Statement, SEC File No. 2-14486, filed April 30,
                             1993.
            (16)     Schedule for computation of performance quotations
                     (a)     Basic information. Incorporated herein by reference
                             to   corresponding    Exhibit   of   Post-Effective
                             Amendment No. 62 to the Registration Statement, SEC
                             File No. 2-14486, filed March 2, 1993.
                     (b)     Supplemental  information.  Incorporated  herein by
                             reference    to     corresponding     Exhibit    of
                             Post-Effective Amendment No. 65 to the Registration
                             Statement,  SEC File No. 2-14486, filed October 31,
                             1994.
            (17)     Financial Data Schedule. Filed herewith.
            (18)     Not applicable

Item 25.    Persons Controlled by or under Common Control with Registrant


                                                                     Part C p. 2

                     Not applicable.

Item 26.    Number of Holders of Securities

                                                        Number of Record Holders
   Title of Class                                       (as of August 22, 1997)
   --------------                                       -----------------------
   Shares of Common Stock,                                       2,999
   $0.01 par value

Item 27.    Indemnification

            The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

            Registrant's amended and restated Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages; (2) require the Registrant to indemnify and advance expense as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

            Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

            Registrant's amended Investment Management Agreement between the Registrant and Bull & Bear Advisers, Inc. ("Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or its series or any shareholder of the Registrant or its series for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant or any series thereof by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

            Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration


                                                                     Part C p. 3

Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

            The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described contract in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.    Business and other Connections of Investment Adviser

            The directors and officers of the Investment Manager are also directors and officers of other Funds managed by Midas Management Corporation and Rockwood Advisers, Inc., both of which are wholly-owned subsidiaries of Bull & Bear Group, Inc. ("Funds"). In addition, such officers are officers and directors of Bull & Bear Group, Inc. and its other subsidiaries; Service Center, the distributor of the Registrant and the Funds and a registered broker/dealer; and Bull & Bear Securities, Inc., a discount brokerage firm. Bull & Bear Group, Inc.'s predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. The principal business of both companies since their founding has been to serve as investment manager to registered investment companies. Bull & Bear Advisers, Inc. serves as investment manager of Bull & Bear Dollar Reserves, the sole series of shares issued by Bull & Bear Funds II, Inc.; Bull & Bear Municipal Income Fund, Inc.; Bull & Bear Gold Investors Ltd.; Bull & Bear U.S. and Overseas Fund, the sole series of shares issued by Bull & Bear Funds I, Inc.; Bull & Bear Special Equities Fund, Inc., Bull & Bear Global Income Fund, Inc.; and Bull & Bear U.S. Government Securities Fund, Inc. Midas Management Corporation serves as investment manager of Midas Fund, Inc., and Rockwood Advisers, Inc. serves as investment adviser of Rockwood Fund, Inc.

Item 29.    Principal Underwriters



                                                                     Part C p. 4

   a) In addition to the Registrant, Service Center serves as principal underwriter of Bull & Bear Funds II, Inc., Bull & Bear Special Equities Fund, Inc., Bull & Bear Funds I, Inc., Midas Fund, Inc. and Rockwood Fund, Inc.

   b) Service Center will serve as the Registrant's principal underwriter. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.


Name and Principal      Position and Offices with          Position and Offices
Business Address        Investor Service Center, Inc.      with Registrant

-------------------     -----------------------------    -----------------------
Bassett S. Winmill      n/a                                Chairman of the Board
11 Hanover Square
New York, NY 10005
Robert D. Anderson      Vice Chairman                        Vice Chairman
11 Hanover Square       and Director                         and Director
New York, NY 10005
Steven A. Landis        Senior Vice President              Senior Vice President
11 Hanover Square
New York, NY 10005
Mark C. Winmill         Chairman,Director and Chief    Co-President, Director,
11 Hanover Square       Financial Officer            and Chief Financial Officer
New York, NY 10005
Thomas B. Winmill       President, Director,            Co-President, Director,
11 Hanover Square       General Counsel                    and General Counsel
New York, NY 10005
Kathleen B. Fliegauf    Vice President and                         None
11 Hanover Square       Assistant Treasurer
New York, NY 10005
William J. Maynard      Vice President and                   Vice President and
11 Hanover Square       Secretary                            Secretary
New York, NY 10005
Irene K. Kawczynski     Vice President                             None
11 Hanover Square
New York, NY 10005
Joseph Leung            Treasurer, Chief Accounting          Treasurer, Chief
11 Hanover Square       Officer                              Accounting Officer
New York, NY 10005
Michael J. McManus      Vice President                             None
11 Hanover Square
New York, NY 10005


Item 30.    Location of Accounts and Records

            The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at Investors Fiduciary Trust Company, 811 Main, 11th Floor, Kansas City, MO 64105-1716 (the offices of Registrant's custodian) and DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at Investors Fiduciary Trust Company & DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and the Investment Manager).

Item 31.    Management Services -- none

Item 32. Undertakings -- The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders upon request and without charge.


                                                                     Part C p. 5

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City, County and State of New York on this 29th day of August, 1997.


                     BULL & BEAR GOLD INVESTORS LTD.

                                  Thomas B. Winmill
                     By: Thomas B. Winmill

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Mark C. Winmill              Director, Co-President and          August 29, 1997
---------------
Mark C. Winmill              Co-Chief Executive Officer

Thomas B. Winmill            Director, Co-President and          August 29, 1997
-----------------
Thomas B. Winmill            Co-Chief Executive Officer

Bassett S. Winmill           Director, Chairman of the           August 29, 1997
------------------
Bassett S. Winmill           Board of Directors

Joseph Leung                 Treasurer, Principal                August 29, 1997
Joseph Leung                 Accounting Officer

Robert D. Anderson           Director, Vice Chairman             August 29, 1997
------------------
Robert D. Anderson

Bruce B. Huber               Director                            August 29, 1997
Bruce B. Huber

James E. Hunt                Director                            August 29, 1997
James E. Hunt

Frederick A. Parker, Jr.     Director                            August 29, 1997
------------------------
Frederick A. Parker, Jr.

John B. Russell              Director                            August 29, 1997
John B. Russell

Russell E. Burke III         Director                            August 29, 1997
--------------------
Russell E. Burke III


                                                                     Part C p. 6

                                  EXHIBIT INDEX


                                                                           PAGE
EXHIBIT                                                                  NUMBER

8    (a)             Custodial and Investment Accounting Agreement

11   (a)             Accountants' consent

11   (b)             Opinion of counsel with respect to eligibility for
                     effectiveness under paragraph (b) of Rule 485.

17                   Financial Data Schedule



                                                                     Part C p. 7